UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d)

of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

August 12, 2024

EASTMAN CHEMICAL COMPANY

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-12626	62-1539359
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 South Wilcox Drive

Kingsport Tennessee 37660

(Address of Principal Executive Offices) (Zip Code)

(423) 229-2000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	EMN	New York Stock Exchange
1.875% Notes Due 2026	EMN26	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events

On August 12, 2024, Eastman Chemical Company (the “Company”) issued a press release announcing the early tender results for the previously announced cash tender offer (the “Tender Offer”) to purchase up to $250,000,000 (the “Tender Cap”) aggregate principal amount of its 3.800% Notes due 2025 (the “Notes”). The terms and conditions of the Tender Offer are set forth in the offer to purchase, dated July 29, 2024 (the “Offer to Purchase”).

As of 5:00 p.m., New York City time, on August 9, 2024 (the “Early Tender Deadline”), $276,887,000 aggregate principal amount of the Notes had been validly tendered and not validly withdrawn in the Tender Offer. The purchase of all of the Notes validly tendered and not validly withdrawn in the Tender Offer would cause the Company to purchase Notes with an aggregate principal amount in excess of the Tender Cap. Accordingly, the Notes will be purchased on a pro rata basis up to the Tender Cap in the manner described in the Offer to Purchase. Since the Tender Offer was fully subscribed as of the Early Tender Deadline, the Company will not accept for purchase any Notes validly tendered after the Early Tender Deadline. The Tender Offer will expire at 5:00 p.m., New York City time, on August 26, 2024, unless extended or earlier terminated.

On August 12, 2024, the Company also issued a press release announcing the pricing of the Tender Offer and the Company’s acceptance of the Notes validly tendered and not validly withdrawn at or prior to the Early Tender Deadline on a pro rata basis up to the Tender Cap in the manner described in the Offer to Purchase.

Copies of the press releases announcing the early tender results and pricing are attached as Exhibit 99.1 and Exhibit 99.2, respectively, to this Current Report on 8-K and are incorporated herein by reference.

The information contained in Item 8.01 of this Current Report on Form 8-K and in the press releases attached hereto are for informational purposes only and do not constitute an offer to purchase the Notes. The Tender Offer is not being made to holders of Notes in any jurisdiction in which the making or acceptance thereof would not be in compliance with the securities, blue sky or other laws of such jurisdiction.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Number	Exhibit

99.1	Early tender results press release issued August 12, 2024

99.2	Pricing press release issued August 12, 2024

104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EASTMAN CHEMICAL COMPANY

Date: August 12, 2024	By:	/s/ Kevin H. Wang
Kevin H. Wang Vice President and Treasurer